UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 21, 2008

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

         001-16503                                        98-0352587
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  (Commission File Number)                   (IRS Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
                            London EC3M 7DQ, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_|  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (e)

Reconciling Targets for Performance Option Grants with Previously Updated Financial Targets

     On June 8, 2008, Willis Group Holdings Limited (the "Company") updated its financial targets for 2009 and 2010 in the event that it closed its acquisition of Hilb Rogal & Hobbs Company ("HRH") to Adjusted EPS of $3.15 to $3.25 and Adjusted Operating Margin of 24% for 2009, and Adjusted EPS of $4.05 to $4.15 and Adjusted Operating Margin of 27% for 2010. In light of the fact that the transaction has now closed, on October 21, 2008 the Compensation Committee of the Board of Directors of the Company voted to approve and adopt these performance targets for 2009 and 2010 as the performance targets contained in the option grants made on May 6, 2008, to its senior executive officers under the Willis Group Holdings Limited 2008 Share Purchase and Option Plan (the "2008 Plan"). As provided in the 2008 Plan, in determining whether these targets have been achieved, the Compensation Committee may make adjustments to take into account, among other things, extraordinary transactions and mergers. Because the transaction closed earlier than expected, rather than adjusting the targets for 2008 the Compensation Committee has agreed that the financial targets should stay the same but be based on results for the Company exclusive of HRH.

     As previously reported, for each of the next three years, subject to the optionee being in the employment of the Company or any of its subsidiaries at each respective date, these options will be deemed earned if the Company achieves certain financial targets. One-half of the award is earned against an Adjusted EPS target and one-half is earned against an Adjusted Operating Margin target, in each case reflecting those advised by the Company. Specifically, these revised financial targets are as follows: for 2008, one-sixth is earned if Adjusted EPS is at least $2.85, and one-sixth is earned if Adjusted Operating Margin is at least 24%; for 2009, one-sixth is earned if Adjusted EPS is at least $3.15, and one-sixth is earned if Adjusted Operating Margin is at least 24%; and for 2010, one-sixth is earned if Adjusted EPS is at least $4.05, and one-sixth is earned if Adjusted Operating Margin is at least 27%. Adjusted EPS or Adjusted Operating Margin-based options not earned for 2008 or 2009 may be earned nonetheless if the corresponding Adjusted EPS or the Adjusted Operating Margin target for 2010 is achieved. Options remaining unearned are forfeited.

This discussion includes references to non-GAAP financial measures as defined in Regulation G of SEC rules. We present such non-GAAP financial measures, as we believe such information is of interest to the investment community because it provides additional meaningful methods of evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis. These financial measures should be viewed in addition to, not in lieu of, the Company's condensed consolidated financial statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WILLIS GROUP HOLDINGS LIMITED


Date: October 27, 2008                             By: /s/ Adam G. Ciongoli
                                                       -------------------------
                                                       Name: Adam G. Ciongoli
                                                       Title: General Counsel